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Exhibit 99-2: Consolidated Earnings Information for the Fiscal Year Ended June 30, 2004


                                          THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                          (Amounts in Millions Except Per Share Amounts)
                                                Consolidated Earnings Information

                                               ------------------------------------------------------
                                                                 Three Months Ended
                                               ------------------------------------------------------

                                                   September 30, 2003          December 31, 2003

                                                             Revised per                 Revised per
                                                Reported     SFAS 123(R)    Reported     SFAS 123(R)

NET SALES                                       $  12,195    $  12,195      $  13,221    $  13,221
 COST OF PRODUCTS SOLD                              5,879        5,896          6,324        6,337
                                                -----------------------------------------------------
GROSS MARGIN                                        6,316        6,299          6,897        6,884
 SELLING, GENERAL & ADMINISTRATIVE EXPENSE          3,673        3,767          4,155        4,230
                                                -----------------------------------------------------
OPERATING INCOME                                    2,643        2,532          2,742        2,654
 TOTAL INTEREST EXPENSE                               141          141            149          149
 OTHER NON-OPERATING INCOME, NET                       40           40             29           29
                                                -----------------------------------------------------
EARNINGS BEFORE INCOME TAXES                        2,542        2,431          2,622        2,534
 INCOME TAXES                                         781          752            804          781
                                                -----------------------------------------------------
NET EARNINGS                                        1,761        1,679          1,818        1,753
                                                =====================================================
EFFECTIVE TAX RATE                                   30.7%        30.9%          30.7%        30.8%


PER COMMON SHARE:
 BASIC NET EARNINGS                             $    0.67    $    0.64      $    0.69    $    0.66
 DILUTED NET EARNINGS                           $    0.63    $    0.60      $    0.65    $    0.62
 DIVIDENDS                                      $    0.23    $    0.23      $    0.23    $    0.23
AVERAGE DILUTED SHARES OUTSTANDING                2,797.7      2,804.6        2,800.9      2,809.0

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                                               ------------------------------------------------------       ------------------------
                                                                 Three Months Ended                         Year Ended June 30, 2004
                                               ------------------------------------------------------       ------------------------

                                                     March 31, 2004              June 30, 2004

                                                             Revised per                 Revised per                     Revised per
                                                Reported     SFAS 123(R)    Reported     SFAS 123(R)        Reported     SFAS 123(R)

NET SALES                                       $  13,029    $  13,029      $  12,962    $  12,962          $   51,407   $  51,407
 COST OF PRODUCTS SOLD                              6,394        6,413          6,479        6,497              25,076      25,143
                                                -----------------------------------------------------       ------------------------
GROSS MARGIN                                        6,635        6,616          6,483        6,465              26,331      26,264
 SELLING, GENERAL & ADMINISTRATIVE EXPENSE          4,332        4,439          4,344        4,446              16,504      16,882
                                                -----------------------------------------------------       ------------------------
OPERATING INCOME                                    2,303        2,177          2,139        2,019               9,827       9,382
 TOTAL INTEREST EXPENSE                               164          164            175          175                 629         629
 OTHER NON-OPERATING INCOME, NET                       67           67             16           16                 152         152
                                                -----------------------------------------------------       ------------------------
EARNINGS BEFORE INCOME TAXES                        2,206        2,080          1,980        1,860               9,350       8,905
 INCOME TAXES                                         678          643            606          573               2,869       2,749
                                                -----------------------------------------------------       ------------------------
NET EARNINGS                                        1,528        1,437          1,374        1,287               6,481       6,156
                                                =====================================================       ========================
EFFECTIVE TAX RATE                                   30.7%        30.9%          30.6%        30.8%               30.7%       30.9%


PER COMMON SHARE:
 BASIC NET EARNINGS                             $    0.58    $    0.54      $    0.52    $    0.49          $     2.46   $    2.34
 DILUTED NET EARNINGS                           $    0.55    $    0.52      $    0.50    $    0.47          $     2.32   $    2.20
 DIVIDENDS                                      $    0.23    $    0.23      $    0.25    $    0.25          $     0.93   $    0.93
AVERAGE DILUTED SHARES OUTSTANDING                2,790.1      2,800.0        2,772.9      2,782.5             2,790.1     2,799.4
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